UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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LANDEC CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 12, 2006
TO THE SHAREHOLDERS OF LANDEC CORPORATION:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Landec Corporation (the “Company”) will be held on Thursday, October 12, 2006, at 1:30 p.m., local time, at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063 for the following purposes:

1. To elect four directors to serve for a term expiring at the Annual Meeting of Shareholders held in the second year following the year of their election and until their successors are duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2007; and

3. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.
      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
      Only shareholders of record at the close of business on August 21, 2006, are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.
      All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or vote your shares by telephone or via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD
Secretary
Menlo Park, California
September 1, 2006
IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE OFFICERS OF THE COMPANY
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN FISCAL YEAR ENDED MAY 28, 2006
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006 AND FISCAL YEAR END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Appendix A

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 12, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING
General
      The enclosed proxy is solicited on behalf of the Board of Directors of Landec Corporation (“Landec” or the “Company”), a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, October 12, 2006, at 1:30 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063. The telephone number at that location is (650) 482-3500.
      The Company’s principal executive offices are located at 3603 Haven Avenue, Menlo Park, California 94025. The Company’s telephone number at that location is (650) 306-1650.
Solicitation
      These proxy solicitation materials were mailed on or about September 1, 2006, to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and the reimbursement of brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.
      The Company will provide a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended May 28, 2006, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request to Gregory S. Skinner, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025 (telephone number: (650) 306-1650). Exhibits to the Annual Report may be obtained upon written request to Mr. Skinner and payment of the Company’s reasonable expenses in furnishing such exhibits. The Company’s Annual Report on Form 10-K is also available on the Security and Exchange Commission’s website, at www.sec.gov.
Voting Procedure

You may vote by mail
      To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the Annual Meeting
      We will pass out written ballots to anyone who wants to vote at the Annual Meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name”

and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain proper documentation to vote your shares at the Annual Meeting.

You may vote by telephone or electronically
      You may submit your proxy by following the Vote by Phone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

You may change your mind after you have returned your proxy card
      If you change your mind after you return your proxy card or submit your proxy by telephone or Internet, you may revoke your proxy at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date, or

•	voting in person at the Annual Meeting.
Voting
      Holders of Common Stock are entitled to one vote per share.
      Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. A majority of the shares entitled to vote, represented either in person or by proxy, will constitute a quorum for transaction of business. Except with respect to the election of directors, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required for approval of proposals presented to shareholders. In addition, the shares voting affirmatively must also constitute at least a majority of the required quorum. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in determining the approval of any matter submitted to shareholders for a vote. Accordingly, abstentions will have the same effect as a vote against a proposal. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR election of the director nominees proposed by the Board of Directors, FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2007, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be counted for purposes of determining the presence of a quorum, but will not be considered as voting with respect to that matter.
Record Date and Share Ownership
      Only shareholders of record at the close of business on August 21, 2006, are entitled to notice of and to vote at the Annual Meeting. As of August 21, 2006, 24,989,192 shares of the Company’s Common Stock, par value $0.001 per share, were issued and outstanding.
Deadline for Receipt of Shareholder Proposals for the Company’s Annual Meeting of Shareholders in 2007
      Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2007 Annual Meeting of Shareholders must be received by the Chief Financial Officer of the Company no later than May 14, 2007 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      Also, if a shareholder does not notify the Company on or before July 18, 2007, of a proposal for the 2007 Annual Meeting of Shareholders, management intends to use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2007 Annual Meeting of Shareholders.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Nominees
      The Company’s Bylaws currently provide for not less than five (5) nor more than nine (9) directors, with the exact number fixed at eight (8), and the Company’s Articles of Incorporation provide for the classification of the Board of Directors into two classes serving staggered terms. The Company’s Board of Directors currently consists of eight persons, including four Class I directors and four Class II directors. Each Class I and Class II director is elected for a two year term, with Class I directors elected in even numbered years (e.g., 2006) and the Class II directors elected in odd numbered years (e.g., 2007). Accordingly, at the Annual Meeting, four Class I directors will be elected.
      The Board of Directors has nominated the persons named below to serve as Class I directors until the next even numbered year Annual Meeting during which their successors will be elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the four (4) nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected.
Nominees For Class I Directors

Class I Directors

Name of Nominee	Age	Principal Occupation	Director Since

Frederick Frank	74	Vice Chairman and Director of Lehman Brothers	1999
Stephen E. Halprin	68	Retired General Partner of OSCCO Ventures	1988
Richard S. Schneider, Ph.D.	65	Retired General Partner, Domain Associates	1991
Kenneth E. Jones	59	Chairman of the Board of Directors of Globe Wireless	2001
      Except as set forth below, each of the Class I directors has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.
      Frederick Frank has served as a director since December 1999. Mr. Frank has been with Lehman Brothers for 37 years and was named to his current position of Vice Chairman in 1996. Before that, Mr. Frank was associated with Smith Barney where he was Vice President, Co-Director of Research, and a Director. During his 48 years on Wall Street, Mr. Frank has been involved in numerous financings and merger and acquisition transactions. He serves on the board of directors of several companies, including Pharmaceutical Product Development, Inc., EPIX Pharmaceuticals and eSoft Inc. Mr. Frank is Chairman of the National

Genetics Foundation and Chairman of the Irvington Institute for Immunological Research. He is a former Director and Trustee of Salk Institute. He serves on the Advisory Boards for Yale School of Organization and Management, Johns Hopkins Bloomberg School of Public Health, the Massachusetts Institute of Technology Center of Biomedical Innovation and the Harvard School of Public Health. He is a graduate of Yale University, received an M.B.A. from Stanford University and holds a C.F.A. designation.
      Stephen E. Halprin has served as a director since April 1988. From 1968 until his retirement in 2005, Mr. Halprin was a General Partner of OSCCO Ventures, a venture capital company. Mr. Halprin received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.
      Richard S. Schneider, Ph.D. has served as a director since September 1991. From October 1990 until his retirement in 1999, Dr. Schneider was a general partner of Domain Associates. Dr. Schneider has over 25 years of product development experience in the fields of medical devices and biotechnology. Prior to pursuing a career in venture capital, Dr. Schneider was Vice President of Product Development at Syva/ Syntex Corporation and President of Biomedical Consulting Associates. He is a member of the board of directors of a number of privately-held life science companies. Dr. Schneider received a Ph.D. in chemistry from the University of Wisconsin, Madison.
      Kenneth E. Jones has served as a director since May 2001. Mr. Jones has been with Globe Wireless since 1994 and he is currently Chairman of the Board of Directors. Globe Wireless is a leading provider of marine communications services world-wide with operations in 23 countries. Prior to Globe Wireless, Mr. Jones was Chief Executive Officer and Founder of Ditech Communications, a publicly traded telecommunications technology company. Mr. Jones’ prior experience includes serving as President and Chief Executive Officer of a private label food business and Vice President and Chief Financial Officer of Hills Bros. Coffee, Inc. of San Francisco, CA. He is a graduate of the University of Nebraska in Chemical Engineering and received an M.B.A. from Harvard University.

Class II Directors
      Directors continuing in office until the 2007 Annual Meeting of Shareholders:

Name of Director	Age	Principal Occupation	Director Since

Gary T. Steele	57	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1991
Nicholas Tompkins	51	President and Chief Executive Officer of Apio, Inc.	2003
Duke K. Bristow, Ph.D.	49	Economist, University of California, Los Angeles	2004
Robert Tobin	67	Retired CEO, Ahold, USA	2004
      Except as set forth below, each of the Class II directors has been engaged in the principal occupation set forth next to his name above during the past five years.
      Gary T. Steele has served as President, Chief Executive Officer and a director since September 1991 and as Chairman of the Board of Directors since January 1996. Mr. Steele has over 25 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company. Mr. Steele received a B.S. from Georgia Institute of Technology and an M.B.A. from Stanford University.
      Nicholas Tompkins has been President and Chief Executive Officer of Apio, Inc., a subsidiary of Landec, since Apio’s inception in 1979. Landec acquired Apio in December of 1999. Mr. Tompkins is a Senior Vice President of Landec and was elected to the Landec Board of Directors in 2003. Mr. Tompkins is also a current board member and past chairman of the Ag Business Advisory Council for California Polytechnic State University in San Luis Obispo. He has also been a member of the board of directors of the United Fresh Fruit and Vegetable Association for the past five years and was Chairman of that organization in 2005 and 2006. Mr. Tompkins received a B.S. in Agricultural Business from California State University of Fresno.
      Duke K. Bristow, Ph.D. has served as a director since September 2004. Dr. Bristow has been with the University of California, Los Angeles for 15 years, where he has been an economist since 1995. His research and teaching interests include corporate finance, corporate governance and entrepreneurship. Previously, he was with Eli Lilly & Company, a leading life science firm, for ten years. He held management positions in the pharmaceutical, medical device and diagnostics divisions and in corporate finance. He holds a B.S. in Chemical Engineering from Purdue University, an M.B.A. from Indiana University, and his Ph.D. in Financial Economics from UCLA. Dr. Bristow serves on the boards of, or as an advisor to, a number of public and private organizations.
      Robert Tobin has served as a director since December 2004. Mr. Tobin retired from his position as CEO of Ahold USA in 2001. Mr. Tobin has 43 years of industry experience in the food retail and food service sector, having served as Chairman and CEO of Stop and Shop Supermarkets. An industry leader, Mr. Tobin serves on the Advisory Boards of the College of Agriculture and Life Sciences, and the Undergraduate Business Program at Cornell University where he received his B.S. in Agricultural Economics. Mr. Tobin is also on the board of directors of Catalina Marketing Corporation.
Board of Directors Meetings and Committees
      The Board of Directors held a total of six meetings during the fiscal year ended May 28, 2006. Each director attended at least 75% of all Board and applicable committee meetings during fiscal year 2006. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a written charter approved by the Board of Directors. It is our policy to encourage the members of the Board of Directors to attend the Company’s annual meeting of shareholders. Two directors attended our 2005 annual meeting of shareholders.
      The Audit Committee currently consists of Mr. Halprin, Mr. Jones, and Dr. Bristow, each of whom meets the current independence requirements of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market, Inc. (“Nasdaq). The Audit Committee assists the Board of Directors in its oversight of Company affairs relating to the quality and integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and the Company’s compliance with legal and regulatory requirements. The Audit Committee is responsible for appointing, compensating, retaining and overseeing the Company’s independent auditors, and approving the services performed by the independent auditors and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The Sarbanes-Oxley Act of 2002 and rules adopted by the SEC require us to disclose whether the Audit Committee includes at least one member who is an “audit committee financial expert” within the meaning of such Act and rules. The Board of Directors has determined that there are two such financial experts on the Audit Committee and has designated Mr. Halprin and Dr. Bristow as audit committee financial experts. The Audit Committee held six meetings during fiscal year 2006.
      The Compensation Committee currently consists of Mr. Tobin, Mr. Frank and Dr. Schneider, each of whom meets the current independence requirements of the SEC and Nasdaq. The function of the Compensation Committee is to review and set the compensation of the Company’s Chief Executive Officer and certain of its most highly compensated officers, including salary, bonuses and other incentive plans, stock equity and other forms of compensation, to administer the Company’s stock plans and approve stock equity awards and to oversee the career development of senior management. The Compensation Committee held five meetings during fiscal year 2006.
      The Nominating and Corporate Governance Committee currently consists of Messrs. Tobin and Frank, each of whom meets the current independence requirements of Nasdaq. The functions of the Nominating and Corporate Governance Committee are to recommend qualified candidates for election as officers and directors of the Company and oversee the Company’s corporate governance policies. The Nominating and Corporate Governance Committee held one meeting in fiscal year 2006.
      The Nominating and Corporate Governance Committee will consider nominees proposed by current directors, officers, employees and shareholders. Any shareholder who wishes to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary of the Company, Geoffrey P. Leonard of Ropes & Gray, LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111, and providing the candidate’s name, biographical data and qualifications. In selecting candidates for the Board of Directors, the Nominating and Corporate Governance Committee strives for a variety of experience and background that adds depth and breadth to the overall character of the Board of Directors. The Nominating and Corporate Governance Committee evaluates potential candidates using standards and qualifications such as the candidates’ business experience, independence, diversity, skills and expertise to collectively establish a number of areas of core competency of the Board of Directors, including business judgment, management and industry knowledge. Further criteria include a candidate’s integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors and its committees.
      Mr. Jones serves as the lead independent director of the Company’s Board of Directors.
Corporate Governance
      The Company provides information on the Corporate Governance page of its website about its corporate governance policies, including the Company’s Code of Ethics, and charters for the committees of the Board of Directors. The website can be found at www.landec.com.
      The Company’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	A majority of the board members are independent;

•	All members of the board committees — the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee — are independent;

•	The independent members of the Board of Directors meet at least twice per year in executive sessions without the presence of management and the Board of Directors has designated a lead independent director who, among other duties, will be responsible for presiding over executive sessions of the independent directors;

•	The Company has an ethics hotline available to all employees, and the Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls, or auditing matters; and

•	The Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer and all members of its finance department, including the principal financial officer and principal accounting officer, as well as the Board of Directors. Any substantive amendments to the Code of Ethics or grant of any waiver, including any implicit waiver, from a provision of the Code of Ethics to the Company’s Chief Executive Officer or Chief Financial Officer, will be disclosed either on the Company’s website or in a report on Form 8-K.
Shareholder Communications
      Our Board of Directors welcomes communications from our shareholders. Shareholders may send communications to the Board of Directors, or to any director in particular, c/o Gregory S. Skinner, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025. Any correspondence addressed to the Board of Directors or to any one of our directors in care of Mr. Skinner will be promptly forwarded to the addressee. The independent directors of the Board of Directors review and approve the shareholder communication process periodically to ensure effective communication with shareholders.

Compensation of Directors

Annual Retainers
      For the fiscal year ended May 28, 2006, each non-employee director earned $20,000 per year for their service as a member of our Board of Directors. In addition, each director who served as the Chairman of the Compensation Committee received an annual retainer of $5,000, each Director who served on the Audit Committee received an annual retainer of $10,000, with the Chairman receiving an annual retainer of $15,000, and each Director who served as the lead independent director received an annual retainer of $10,000.

Meeting Fees
      For the fiscal year ended May 28, 2006, each Director received $1,000 for each meeting of the Board attended in person ($500 if attended by phone), $500 for each meeting of a Committee attended in person, and $1,000 for each shareholder meeting attended by the Director. Reasonable out-of-pocket expenses incurred by a Director to attend Board meetings, Committee meetings or shareholder meetings in his or her capacity as a Director were reimbursed.

Equity Awards
      On October 14, 2005, the date of the last Annual Meeting of Shareholders, each of Messrs. Frank, Halprin, Tobin and Jones and Drs. Bristow and Schneider was automatically granted an option to purchase 10,000 shares of Common Stock under the Company’s 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). All such options were granted with an exercise price of $6.85 per share which was the fair market value of the Common Stock on October 14, 2005.
      At the last Annual Meeting of Shareholders, the shareholders approved the 2005 Stock Incentive Plan, and the Directors’ Plan was terminated. The 2005 Stock Incentive Plan does not have an automatic grant feature, but instead provides for discretionary awards to non-employee directors not exceeding 30,000 shares for any non-employee director in any fiscal year.
Required Vote
      The four Class I director nominees receiving the highest number of affirmative votes of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
      The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending May 27, 2007, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Audit Committee will reconsider its selection. Ernst & Young LLP has audited the Company’s financial statements since the fiscal year ending October 31, 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Paid to Ernst & Young LLP
      The following table presents fees paid by the Company for professional services rendered by Ernst & Young LLP for the fiscal years ended May 28, 2006 and May 29, 2005.

Fee Category	Fiscal 2006	Fiscal 2005

Audit Fees	$558,278	$743,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$558,278	$743,000

      Audit Fees were for professional services rendered for the integrated audit of the Company’s annual financial statements and internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (beginning in fiscal year 2005), for the review of the Company’s interim financial statements included in the Company’s Forms 10-Q, and for assistance with and review of documents filed by the Company with the SEC.
Audit Committee Pre-Approval Policies
      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee, or its designee, may also pre-approve particular services on a case-by-case basis.
Required Vote
      The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 27, 2007.
EXECUTIVE OFFICERS OF THE COMPANY
      The following sets forth certain information with regard to executive officers of the Company. Ages are as of August 21, 2006.
      Gary T. Steele (age 57) has been President, Chief Executive Officer and a director of the Company since 1991 and Chairman of the Board of Directors since January 1996. Mr. Steele has over 25 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company.
      David D. Taft, Ph.D. (age 68) has been Chief Operating Officer of the Company since 1993 and was Chief Operating Officer of Apio, Inc. from October 2002 to May 2005. Dr. Taft also served as a director of the

Company from 1990 through 1995. From February 1986 to April 1993, Dr. Taft was Vice President and Group Manager of the Manufacturing Group at Raychem Corporation. From July 1983 to January 1986, Dr. Taft was Group Manager of the Telecom Group at Raychem Corporation and was appointed to the position of Vice President in October 1984. Dr. Taft has over 40 years of experience in the specialty chemical industry in research and development, sales and marketing, manufacturing and general management. Prior to joining Raychem Corporation, Dr. Taft was Executive Vice President of the Chemical Products Division and a Director of Henkel Corporation. Dr. Taft was also an executive with General Mills Chemicals and Ashland Chemical.
      Thomas F. Crowley (age 61) has been President and Chief Executive Officer of Landec Ag, Inc., a subsidiary of the Company, since November 1996. From 1991 to 1995, Mr. Crowley was President and Chief Executive Officer of Broadcast Partners, a satellite communications firm serving farmers throughout North America with its FarmDayta information service. Broadcast Partners was a joint venture of Pioneer Hybrid, Farmland Industries and Illinois Farm Bureau and was sold to Data Transmission Network, Inc. in May 1996. From 1976 to 1990, Mr. Crowley served as Executive Vice President and Chief Operating Officer of Edward J. Funk & Sons, Incorporated, a producer and marketer of hybrid corn seed. He also served as Vice President of Business Affairs for St. Joseph’s College in Rensselaer, Indiana and as an auditor/ CPA with Arthur Anderson and Company in Chicago, Illinois.
      Nicholas Tompkins (age 51) has been President and Chief Executive Officer of Apio, Inc., a subsidiary of Landec, since Apio’s inception in 1979. Landec acquired Apio in December of 1999. Mr. Tompkins is a Senior Vice President of Landec and was elected to the Landec Board of Directors in 2003. Mr. Tompkins is also a board member and past chairman of the Ag Business Advisory Council for California Polytechnic State University in San Luis Obispo. He has been a member of the board of directors of the United Fresh Fruit and Vegetable Association for the past five years and was Chairman of that organization in 2005 and 2006.
      Gregory S. Skinner (age 45) has been Chief Financial Officer and Vice President of Finance of the Company since November 1999 and Vice President of Administration since November 2000. From May 1996 to October 1999, Mr. Skinner served as Controller of the Company. From 1994 to 1996, Mr. Skinner was Controller of DNA Plant Technology, and from 1988 to 1994 he was with Litton Electron Devices. Prior to joining Litton Electron Devices, Mr. Skinner was with Litton Industries, Inc. and Arthur Anderson & Company.
      Steven P. Bitler, Ph.D. (age 48) has been Vice President, Corporate Technology of the Company since March 2002. From 1988 until March 2002, Dr. Bitler held various positions with the Company related to the Company’s polymer product development and thermal switch products. Prior to joining the Company, he developed new high strength polymeric materials at SRI International.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the beneficial ownership of the Company’s Common Stock as of August 21, 2006 as to (i) each person who is known by the Company to beneficially own more than five percent of any class of the Company’s voting stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the business address of each director and executive officer named below is c/o Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025.

	Shares Beneficially Owned (1)
5% Shareholders, Directors, Named Executive Officers,
and Directors and Executive Officers as a Group	Number of Shares		Percent of Total(2)

5% Shareholders
Wells Fargo and Company	2,852,225	(3)	11.41%
420 Montgomery Street San Francisco, CA 94104
Wynnefield Capital Management LLC	1,521,100	(4)	6.09%
450 7th Avenue, Suite 509 New York, NY 10123
Executive Officers and Directors
Gary T. Steele	1,026,385	(5)	3.95%
Chairman of the Board of Directors, Chief Executive Officer and President
David D. Taft, Ph.D.	323,615	(6)	1.28%
Chief Operating Officer
Nicholas Tompkins	1,318,450	(7)	5.22%
Chief Executive Officer of Apio, Inc. Senior Vice President and Director of Landec
Gregory S. Skinner	351,378	(8)	1.39%
Chief Financial Officer and Vice President of Finance & Administration
Steven P. Bitler, Ph.D.	90,055	(9)	*
Vice President, Corporate Technology
Duke K. Bristow, Ph.D., Director	35,000	(10)	*
Robert Tobin, Director	35,000	(11)	*
Frederick Frank, Director	1,761,700	(12)	7.02%
Stephen E. Halprin, Director	156,319	(13)	*
Kenneth E. Jones, Director	807,492	(14)	3.23%
Richard S. Schneider, Ph.D., Director	148,469	(15)	*
All directors and executive officers as a group (12 persons)	6,167,489	(16)	22.53%

*	Less than 1%

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of capital stock.

(2)	As of August 21, 2006, 24,989,192 shares of Common Stock were issued and outstanding. Percentages are calculated with respect to a holder of options exercisable within 60 days after August 21, 2006 as if such holder had exercised its options. Option shares held by other holders are not included in the percentage calculation with respect to any other holder.

(3)	This information is based on a Schedule 13G/ A filed with the SEC on February 2, 2006 by Wells Fargo and Company.

(4)	This information is based on a Schedule 13F filed with the SEC on May 15, 2006 by Wynnefield Capital Management LLC.

(5)	This number includes 49,814 shares held in trust of which Mr. Steele is a beneficial owner and 739 shares owned directly by Mr. Steele. This number also includes 975,832 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(6)	This number includes 286,111 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006. This number excludes 100,000 shares of common stock of Apio, Inc. subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(7)	This number includes 600 shares held by his minor children. This number also includes 275,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006. This number excludes 1,900,000 shares of common stock of Apio, Inc. subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(8)	This number includes 24,500 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006, owned by Stacia Skinner, Mr. Skinner’s wife, and 1,298 shares owned by Mrs. Skinner. This number also includes 289,808 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(9)	This number includes 52,486 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(10)	This number includes 35,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(11)	This number includes 35,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(12)	This number includes 95,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(13)	This number includes 51,319 shares held in a trust of which Mr. Halprin is a beneficial owner. This number also includes 105,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(14)	This number includes 206,000 shares owned by Western General Corp., of which Mr. Jones is president and a director and 526,492 held in a living trust and 50,000 held directly by Mr. Jones. This number also includes 25,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(15)	This number includes 53,469 shares held in a trust of which Dr. Schneider is a beneficial owner. This also includes 95,000 shares subject to outstanding stock options exercisable within 60 days after August 21, 2006.

(16)	This number includes an aggregate of 2,387,695 shares held by officers and directors which are subject to outstanding stock options exercisable within 60 days after August 21, 2006.

REPORT OF THE COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION
General
      The Company’s executive compensation policies are determined by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee is comprised of three non-employee directors.
      The objective of the Company’s executive compensation program is to align executive compensation with the Company’s business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company’s executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

•	The Company compensates for demonstrated and sustained performance.

•	The Company compensates competitively.

•	The Company strives for equity and fairness in the administration of compensation.

•	The Company believes that each employee should understand how his or her compensation is determined.
      The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.
      The Committee meets at least twice annually. Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the Chief Executive Officer (“CEO”) regarding executive compensation projections for the next three years and proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee’s evaluation of the CEO’s demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. At a subsequent meeting of the full Board of Directors, the Committee presents for adoption its findings on the compensation of each individual executive.
Compensation of Executive Officers
      During the fiscal year ended May 28, 2006 the Company’s executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

Base Salary.
      The Compensation Committee annually reviews the salaries of the Company’s executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

Annual Bonus.
      Cash bonuses are paid only if performance goals that are set by the Company at the beginning of the fiscal year are achieved during the fiscal year. During fiscal year 2006, Messrs. Tompkins and Skinner and Drs. Taft and Bitler earned bonuses of $125,000, $131,800, $146,600 and $60,200 respectively. These bonuses reflect their performance against pre-determined goals and objectives for fiscal year 2006.

Equity-Based Incentives.
      Equity awards are an important component of the total compensation of executives. The Company believes that equity awards align the interests of each executive with those of the shareholders. They also provide executives a significant, long-term interest in the Company’s success and help retain key executives in a competitive market for executive talent.
      The stock options previously granted under the Company’s former stock option plans typically have four-year vesting periods to encourage executives to continue contributing to the Company, and they expire ten years from the date of grant.
      The 2005 Stock Incentive Plan authorizes the Committee to grant stock options, stock appreciation rights, stock units and restricted stock to executives. The number of shares owned by, or subject to options or units held by, each executive officer is periodically reviewed and additional awards are considered based on past performance of the executive and the relative holdings of other executives in the Company and at other companies in the comparable industry. It is the intention of the Committee to grant awards under the 2005 Stock Incentive Plan which consist of a combination of stock options and restricted stock units at a ratio of three-to-one. The stock options are to vest over three years and the restricted stock units are to vest on the third anniversary of the grant date.
Compensation of the Chief Executive Officer.

Base Salary.
      Mr. Steele entered into a new employment agreement with the Company effective January 1, 2006. Under the employment agreement, Mr. Steele will be paid an annual base salary of $375,000 per year, which is subject to review by the Committee.

Annual Incentive Compensation.
      Mr. Steele participates in the Company’s cash bonus plan as it may be modified from time to time. Under the terms of the cash bonus plan for fiscal year 2006, Mr. Steele’s bonus (which could not exceed 100% of his base salary) was based upon the attainment of pre-determined goals established by the Company. The performance goals for fiscal year 2006 were based upon the achievement of separate income and revenue targets for the Company and bonuses are calculated by multiplying Mr. Steele’s base salary by the percentage of the aggregate performance goals that were achieved. A minimum percentage of the aggregate performance goals must be attained in order to receive a bonus. For fiscal year 2006, Mr. Steele received a cash bonus of $282,750.

Long-Term Incentive Compensation.
      Mr. Steele is eligible for grants of equity awards under the 2005 Stock Incentive Plan as determined by the Committee.

Deductibility of Executive Compensation.
      The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule.

As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company’s stock plans to such officers will qualify as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.
      This Report is submitted by the Compensation Committee.

Richard S. Schneider, Ph.D. (Chairman)
Frederick Frank
Robert Tobin
      The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During fiscal year 2006, none of the Company’s executive officers served on the board of directors of any entities whose directors or officers serve on the Company’s Compensation Committee. No current or past executive officer of the Company or its subsidiaries serves on the Compensation Committee.
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
      The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer and the four other highest-paid executive officers (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company for fiscal year 2006, as well as the compensation earned by each such individual for fiscal years 2005 and 2004.

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Securities
	Fiscal	Salary	Bonus		Underlying	All Other
Name and Principal Position	Year	($)(1)	($)(2)		Options (#)	Compensation ($)

Gary T. Steele	2006	348,173	282,750		0	3,736	(3)
Chairman of the Board,	2005	330,000	0		200,000	4,441	(3)
Chief Executive Officer and	2004	317,941	0		0	0
President
David D. Taft, Ph.D.	2006	285,000	146,600		5,000	672	(7)
Chief Operating Officer	2005	285,000	71,250		10,000	0
	2004	248,995	15,000		25,000	0
Nicholas Tompkins	2006	125,000	125,000	(5)	0	7,100	(6)
President and Chief Executive	2005	47,840	0		0	0
Officer of Apio, Inc.(4)	2004	28,080	0		0	0
Gregory S. Skinner	2006	236,544	131,800		0	672	(7)
Chief Financial Officer & V.P.	2005	216,545	0		45,000	0
of Finance and Administration	2004	178,885	37,660		0	0
Steven P. Bitler, Ph.D.	2006	175,450	60,200		0	590	(7)
Vice President, Corporate	2005	175,450	0		0	0
Technology	2004	138,920	0		0	0

(1)	Includes amounts deferred under the Company’s 401(k) plan.

(2)	Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(3)	Consists of disability and life insurance premiums paid by the Company for the benefit of Mr. Steele.

(4)	Apio, Inc. is a subsidiary of the Company.

(5)	Mr. Tompkins earned a bonus of $125,000, but agreed to forego receipt of that bonus and directed that the bonus be allocated to (i) pay additional bonuses to two Apio employees, (ii) make a charitable contribution on behalf of Apio and (iii) pay for an outing for Apio employees.

(6)	Consists of life insurance premiums and car lease payments paid by the Company.

(7)	Consists of term life insurance premiums paid by the Company.
STOCK OPTION GRANTS IN FISCAL YEAR ENDED MAY 28, 2006
      The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended May 28, 2006.

	Individual Grants
					Grant Date
	Number of	% of Total			Value
	Securities	Options/SARs
	Underlying	Granted to	Exercise or		Grant Date
	Options/SARs	Employees in	Base Price	Expiration	Present Value
Name	Granted(1)	Fiscal Year*	($/Sh)	Date	($)(2)

Gary T. Steele	0	0	n/a	n/a	0
David D. Taft, Ph.D.	5,000	6.1%	$6.09	07/29/2012	15,805
Gregory S. Skinner	0	0	n/a	n/a	0
Nicholas Tompkins	0	0	n/a	n/a	0
Steven P. Bitler, Ph.D.	0	0	n/a	n/a	0

*	Total number of shares subject to options granted by the Company to employees for the fiscal year ended May 28, 2006 was 82,500 shares.

(1)	No stock appreciation rights were granted during the fiscal year ended May 28, 2006.

(2)	The Company uses a Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the Named Executive Officers are based on a 4.58 year expected option life, which reflects the Company’s experience that its options, on average, are exercised within 4.58 years of grant. Other assumptions used for the valuations are: interest rate (risk-free rate of return) of 4.37%; annual dividend yield of 0%; and volatility of 0.52. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006
AND FISCAL YEAR END OPTION VALUES
      The following table sets forth information with respect to options exercised by the Named Executive Officers during the fiscal year ended May 28, 2006, and with respect to unexercised options to purchase shares of Common Stock held by such officers as of May 28, 2006.

			Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options	In-The-Money Options
	Shares		at Fiscal Year-End	at Fiscal Year-End
	Acquired on	Value	(Exercisable/	(Exercisable/
Name	Exercise	Realized	Unexercisable)(1)	Unexercisable)(2)

Gary T. Steele	34,782	$182,129	970,624/9,376	$3,445,976/$52,224
David D. Taft, Ph.D.	13,913	$73,460	285,000/0	$472,274/$0
Nicholas Tompkins	462,850	$833,000	275,000/0	$1,405,250/$0
Gregory S. Skinner	0	$0	285,442/4,558	$846,153/$29,627
Steven P. Bitler, Ph.D.	0	$0	49,812/2,188	$200,578/$14,222

(1)	No stock appreciation rights (SARs) were outstanding as of May 28, 2006.

(2)	Based on the closing price of the Company’s Common Stock as reported on the NASDAQ Global Market on May 28, 2006 of $8.39 per share minus the exercise price of the in-the-money options.
EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of May 28, 2006 about the shares of Common Stock that may be issued under the 2005 Stock Incentive Plan upon the exercise or vesting of stock options, stock grants, stock units or stock appreciation rights.

	Number of			Number of Securities
	Securities to Be			Remaining Available for
	Issued Upon		Weighted-Average	Future Issuance Under
	Exercise of		Exercise Price of	Equity Compensation
	Outstanding		Outstanding	Plans (excluding
	Options, Warrants		Options, Warrants	securities reflected
Plan Category	and Rights(a)		and Rights(b)	in column (a))(c)

Equity Compensation Plans Approved by Shareholders	3,333	(1)	$7.53	857,705

(1)	Consists of an option to purchase 2,500 shares of Common Stock and 833 restricted stock units.

AUDIT COMMITTEE REPORT
      The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
Composition
      The Audit Committee of the Board of Directors consists of the three directors whose signatures appear below and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee meets the independence and financial experience requirements of Nasdaq and the SEC currently in effect. In addition, the Board of Directors has determined that each of Mr. Halprin and Dr. Bristow is an “audit committee financial expert” within the meaning of the rules of the SEC.
Responsibilities
      The responsibilities of the Audit Committee include appointing an independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. Management is responsible for the Company’s internal controls and financial reporting process. The Audit Committee’s responsibility is to oversee these processes and the Company’s internal controls. The Audit Committee members are not acting as professional accountants or auditors, and their functions are not to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules.
Review with Management and Independent Auditors
      The Audit Committee held six meetings during fiscal year 2006. The Audit Committee met and held discussions with management and representatives of the Company’s independent registered public accounting firm, Ernst & Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended May 28, 2006 with management and the independent registered public accounting firm. The Audit Committee met with the Company’s independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their audit, the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, including the judgment of the independent registered public accounting firm as to the quality of the Company’s accounting principles.
      In addition, the Company’s independent registered public accounting firm provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and the Audit Committee discussed with the independent registered public accounting firm its independence from management and the Company.
Charter
      The Board has adopted a written charter for the Audit Committee. The charter is reviewed annually for changes, as appropriate, and on July 24, 2006 the Board amended the charter of the Audit Committee. A copy of the charter of the Audit Committee is attached to this proxy as Appendix A.

Summary
      Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended May 28, 2006, as filed with the SEC.
      This report is submitted by the Audit Committee.

Stephen E. Halprin (Chairman)
Duke K. Bristow, Ph.D.
Kenneth E. Jones

PERFORMANCE GRAPH
      The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for fiscal years 2006, 2005 and 2004, the seven-month period ended May 25, 2003, and the two preceding fiscal years of the Company. The graph assumes that $100 was invested on October 29, 2000 in each of the Common Stock of the Company, the Standard & Poor’s 500 Stock Index and the NASDAQ Industrial Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.
      The information contained in this graph shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
COMPARISON OF 67 MONTH CUMULATIVE TOTAL RETURN*
AMONG LANDEC CORPORATION, THE S & P 500 INDEX
AND THE NASDAQ INDUSTRIAL INDEX

*	$100 invested on 10/29/00 in stock or on 10/31/00 in index-including reinvestment of dividends. Indexes calculated on month-end basis.
Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Pursuant to the terms of farmer agreements entered into between Apio, Inc. (“Apio”) and the Nick Tompkins Ranch, Security Farms and Keystone Farms (the “Tompkins Farms”), Apio provides packing, cooling and distributing services for produce planted and grown by the Tompkins Farms, and Apio purchases produce from these farms. The terms of the agreements are substantially the same as the terms offered by Apio to other growers. During fiscal year 2006, Apio paid the Tompkins Farms $57,000 for produce. Mr. Tompkins wholly-owns the Nick Tompkins Ranch and has a greater than ten percent (10%) ownership interest in each of Security Farms and Keystone Farms.
      On July 3, 2003, Apio entered into a Purchase Agreement (the “Purchase Agreement”) with Beachside Produce, LLC (formerly known as Apio Fresh), a California limited liability company (“Beachside”) and the Growers (as defined below) to sell its domestic commodity vegetable business to Beachside. Beachside is owned and operated by a group of persons and entities (the “Growers”) that supply produce to Apio, including Mr. Tompkins, who owns 12.5% of Beachside. Under the terms of the Purchase Agreement, Beachside purchased equipment associated with the domestic commodity vegetable business for approximately $160,000, and a portion of Apio’s existing carton inventory for approximately $250,000. In connection with the Purchase Agreement, Apio, Beachside and the Growers entered into a supply agreement pursuant to which Beachside and the Growers have agreed to supply produce to Apio for its value-added business and pay a per carton royalty for use of Apio’s brand names. During fiscal year 2006, the Company paid Beachside $4,502,000 for produce and recognized revenues derived from services provided to Beachside for cooling and storing produce of $3,725,000, revenues of $103,000 from the sale of products to Beachside and royalty revenues of $264,000 from the use by Beachside of Apio’s trademarks.
      During fiscal year 2006, Apio leased for approximately $554,000 land that is either owned, controlled or leased by Mr. Tompkins, and subleased that land to growers who deliver produce to Apio. The terms of the leases are substantially the same as the terms offered by Apio to other growers.
      During fiscal year 2006, Stacia Skinner, wife of Mr. Greg Skinner, the Company’s Chief Financial Officer, was employed at the Company and received approximately $113,500 in compensation. Mrs. Skinner, the Company’s Information Technology Director, does not report to the Company’s Chief Financial Officer.
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS
      The Company entered into an employment agreement with Mr. Gary Steele as of January 1, 2006, setting forth the terms of his employment. The employment agreement expires on December 31, 2008 unless renewed or extended by both parties, and provides that Mr. Steele shall be paid an annual base salary of $375,000 plus an annual incentive award based upon the attainment of pre-determined, mutually established goals. Mr. Steele will be eligible for grants of equity interests under the Company’s 2005 Stock Incentive Plan at times and in such amounts as determined by the Compensation Committee.
      The employment agreement further provides that upon Mr. Steele’s death or disability, the Company shall pay Mr. Steele or his estate his unpaid base salary and the pro rata portion of his annual incentive award through the date of termination. If Mr. Steele is terminated without cause or if he terminates his employment for good reason (any relocation of Mr. Steele’s place of employment, reduction in salary, or material reduction of his duties or authority), Mr. Steele will receive a severance payment equal to 100% of his base salary and a one-year acceleration of his unvested stock options or other equity awards, and the Company will pay the monthly premiums for health insurance coverage for Mr. Steele (and his spouse) until Mr. Steele attains age 65 or at such time as Mr. Steele receives substantially equivalent health insurance coverage in connection with new employment. In addition, the employment agreement provides that if Mr. Steele is terminated without cause or terminates employment for good reason within two (2) years following a “change of control,” Mr. Steele will receive a severance payment equal to 150% of his base salary and the Company will pay the monthly premiums for health insurance coverage for Mr. Steele (and his spouse) until Mr. Steele attains age 65 or at such time as Mr. Steele receives substantially equivalent health insurance coverage in connection with new employment. In the event of a “change in control”, all of Mr. Steele’s unvested stock options or other equity awards shall immediately vest and become exercisable.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
      To the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 28, 2006 all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than ten percent of the Company’s Common Stock were satisfied except that Dr. Taft and Mr. Tompkins were each late in filing a Form 4.
OTHER MATTERS
      The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.
      It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote their shares by telephone or via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD
SECRETARY
Menlo Park, California
September 1, 2006

Appendix A
Charter of the Audit Committee
of the
Board of Directors
of
LANDEC CORPORATION
      1. Purpose. The purpose of the Audit Committee (the “Committee”) shall be to (a) appoint and oversee the independent auditor and (b) assist the Board of Director’s oversight of (i) the preparation of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor.
      2. Composition of the Audit Committee. The Committee shall consist of not less than three members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. Members of the Committee shall each satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee’s compliance with such requirements. Members of the Committee shall be or become versed in reading and understanding financial statements.
      3. Meetings of the Audit Committee. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management and the independent auditor to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request that any officer or employee of the Company or the Company’s outside counsel or independent auditor attend a meeting of the Committee or meet with members of, or consultants to, the Committee. The Committee shall report regularly to the Board of Directors.
      4. Responsibilities of the Audit Committee. The function of the Committee is oversight. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).
      5.     Duties and Proceedings of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1. Oversight of Independent Auditor.

(a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b) Pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor. To the extent permitted under applicable law, rules and regulations, and the Company’s Articles of Incorporation and Bylaws, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Committee at regularly scheduled meetings.

(c) Receive formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing at least the matters set forth in Independence Standards Board Standard No. 1; and if so determined by the Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the auditor.

(d) At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

5.2. Oversight of Audit Process and Company’s Legal Compliance.

(a) Review with internal auditors and independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with internal auditors and independent auditor any difficulties with audits and management’s response.

(b) Review and discuss with management, internal auditors and the independent auditor the Company’s system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

(c) Review and approve, after discussion with management, internal auditors and the independent auditor, all related party transactions (other than compensation transactions) and potential conflict of interest situations.

(d) Receive and review reports of the independent auditor discussing (1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(e) Discuss with management and the independent auditor any changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

(f) Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(g) Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies.

(h) Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

(i) Review material pending legal proceedings involving the Company and other contingent liabilities.

(j) Meet, periodically, with the CEO, CFO, the senior internal auditing executive and the independent auditor in separate executive sessions to discuss results of examinations. In connection with and prior to giving their required certifications, the CEO and CFO must disclose to the auditors and the Committee all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

(k) Discuss with the independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(l) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

5.3. Other Responsibilities.

(a) Review adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

(b) Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c) Put in place an appropriate control process for reviewing and approving Company’s internal transactions and accounting.

(d) Perform any other activities consistent with the Company’s Articles of Incorporation and By-laws and applicable law, rules and regulations as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company’s investment bankers and financial analysts.
      6. Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors, as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

2006 ANNUAL MEETING OF SHAREHOLDERS
          The undersigned shareholder of Landec Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 1, 2006, and hereby appoints Gary T. Steele and Gregory S. Skinner, and each of them, with full power of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Landec Corporation to be held on October 12, 2006, at 1:30 p.m. local time, at the Seaport Conference Center, 459 Seaport Court, Redwood City, California 94063, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the election of four (4) directors of the Company and (2) FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2007.
          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). The Board of Directors unanimously recommends a vote FOR all nominees for directors and proposal 2.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

3603 HAVEN AVENUE SUITE E MENLO PARK, CA 94025-1010	VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Landec Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Landec Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: LANDC1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LANDEC CORPORATION
Vote on Directors 1. Election of Directors FOR all Nominees: 01) Frederick Frank	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.
02) Stephen Halprin	☐	☐	☐
03) Kenneth Jones 04) Richard Schneider

	For	Against	Abstain
Vote On Proposal
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 27, 2007.	☐	☐	☐

and in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please indicate if you plan to attend this meeting	Yes ☐	No ☐

Signature (PLEASE SIGN WITHIN BOX) Date			Signature (Joint Owners) Date